HarborView Mortgage Pass-Through Certificates

Series 2004-7

Preliminary Marketing Materials

$526,963,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: September 15, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-7

$526,963,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$48,138,000	2.93 / 3.24	1-93 / 1-359	Variable(3)	Senior	[AAA/Aaa]
2-A	$340,403,000	1.88 / 3.16	1-35 / 1-359	Variable(4)	Senior	[AAA/Aaa]
3-A	$138,422,000	2.47 / 3.19	1-58 / 1-359	Variable(5)	Senior	[AAA/Aaa]
4-A	$110,750,000	Not Marketed Hereby		Variable	Senior	[AAA/Aaa]
X-1	Notional			Variable	Senior	[AAA/Aaa]
X-2	Notional			Fixed	Senior	[AAA/Aaa]
A-R	$100			Variable	Senior/Residual	[AAA/Aaa]
B-1	$20,172,000			Variable	Subordinate	[TBD]
B-2	$8,888,000			Variable	Subordinate	[TBD]
B-3	$5,127,000			Variable	Subordinate	[TBD]
B-4	$5,127,000	Privately Offered Certificates			Subordinate	[TBD]
B-5	$4,101,000				Subordinate	[TBD]
B-6	$2,748,450				Subordinate	NR
Total:	$683,876,550

(1)

Distributions on the Class 1-A, Class 2-A and Class 3-A Certificates will be primarily derived from the Group 1, Group 2  and Group 3 Mortgage Loans, respectively.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A Certificates are shown to the Optional Call Date and to maturity (as described herein).  WAL and Payment Window for the Class 2-A and Class 3-A Certificates are shown to the earlier of (i) the related Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date, the interest rate for each of the Class 1-A Certificates will be equal to the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

(4)

For every Distribution Date, the interest rate for each of the Class 2-A Certificates will be equal to (i) the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group less (ii)(a) 1.17% on or before the related Weighted Average Roll Date and (b) 0.50% after the related Weighted Average Roll Date.

(5)

 For every Distribution Date, the interest rate for each of the Class 3-A Certificates will be equal to (i) the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group less (ii) 0.685%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, GMAC Mortgage Corporation, Downey Savings and Loan Association, F.A., GreenPoint Mortgage Funding, Inc., IndyMac Bank, F.S.B and Mellon Trust of New England, National Association.

Custodian/

Trustee:

Deutsche Bank National Trust Company and Mellon Trust of New England, National Association.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

September 1, 2004.

Expected Pricing Date:

September [17], 2004.

Closing Date:

On or about October 5, 2004.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates (collectively the “Class A Certificates”) and the Class X-1, Class X-2 and Class A-R Certificates.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (other than the Class 4-A Certificates) (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (34 days).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

 The interest accrual period with respect to the Class A Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date with respect to the Group 2 and Group 3  Mortgage Loans is assumed to be the Distribution Date in August 2007 and July 2009, respectively. The Weighted Average Roll Date for the Mortgage Loans is February 2008.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans Group 3 Mortgage Loans and the Group 4 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $683,876,550.

Group 1

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans described herein is approximately $51,623,032 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 1 month or 6 month LIBOR.  Each of the Group 1 Mortgage Loans has an original term to maturity of 30 years. A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans described herein is approximately $365,044,020 (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan.  Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately three or ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 3

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 Mortgage Loans described herein is approximately $148,442,215 (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and substantially all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan.  Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first five or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.75]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after September 2011, the Subordinate Certificates will be locked out from receipt of principal prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Principal Prepayments (%)

October 2004 – September 2011

0% Pro Rata Share

October 2011 – September 2012

30% Pro Rata Share

October 2012 – September 2013

40% Pro Rata Share

October 2013 – September 2014

60% Pro Rata Share

October 2014 – September 2015

80% Pro Rata Share

October 2015 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) Principal Prepayments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of Principal Prepayments or (ii) on or after the Distribution Date in October 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of Principal Prepayments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)

Class A-R Certificate, principal, until its balance is reduced to zero;

3)

Concurrently to the Class A Certificates:

i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

iii)

Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

iv)

Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group 4 Mortgage Loans;

4)

In certain limited circumstances described in the prospectus supplement, Senior Certificates, in the same order as described above, from the unrelated Mortgage Loan group, principal, to the extent not received from the related Mortgage Loan group;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class 1-A to Optional Call Date

103-07	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.28	5.08	2.93	2.35	1.63
MDUR (yr)	5.31	4.42	2.71	2.22	1.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	184	153	93	76	54

Class 1-A to Maturity

103-07	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.76	5.54	3.24	2.61	1.80
MDUR (yr)	5.58	4.71	2.96	2.43	1.73
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class 2-A to Weighted Average Roll Date/Optional Call Date

101-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	2.36	2.25	1.88	1.72	1.42
MDUR (yr)	2.21	2.10	1.77	1.62	1.35
First Prin Pay	1	1	1	1	1
Last Prin Pay	35	35	35	35	35

Class 2-A to Maturity

101-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.39	5.27	3.16	2.56	1.79
MDUR (yr)	5.13	4.36	2.79	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Class 3-A to Weighted Average Roll Date/Optional Call Date

101-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	3.48	3.21	2.47	2.16	1.63
MDUR (yr)	3.10	2.88	2.24	1.98	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	58	58	58	58	54

Class 3-A to Maturity

101-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.51	5.36	3.19	2.58	1.79
MDUR (yr)	5.06	4.30	2.75	2.28	1.64
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$683,876,550
Total Original Balance:	$684,467,906
Number Of Loans:	2,017

			Minimum		Maximum
Average Current Balance:	$339,056		$30,888		$2,150,000
Average Original Amount:	$339,349		$31,000		$2,150,000

Weighted Average Gross Coupon:	5.466%		1.250%		8.250%

Weighted Average Gross Margin:	2.509%		1.250%		4.000%
Weighted Average Max Int Rate:	11.456%		8.500%		14.125%
Weighted Average Min Int Rate:	2.510%		1.250%		4.000%
Weighted Average Periodic Rate Cap:	1.610%		1.000%		6.000%
Weighted Average First Rate Cap:	3.842%		1.000%		6.000%

Weighted Average Original LTV:	75.62%		6.54%		95.00%

Weighted Average Credit Score:	727		621		816

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	341	months	360	months
Weighted Average Seasoning:	2	months	0	months	19	months

Weighted Average Next Rate Reset:	41	months	1	months	60	months
Weighted Average Rate Adj Freq:	9	months	1	months	12	months
Weighted Average First Rate Adj Freq:	43	months	1	months	60	months

Weighted Average Prepay Term:	31	months	12	months	36	months
Weighted Average IO Term:	53	months	36	months	120	months

Top State Concentrations ($):	61.59 % California, 4.52 % Nevada, 4.39 % Florida
Top Prepay Penalty Concentrations ($):	89.51 % No Prepayment Penalty, 10.49 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	87.17 % IO, 12.83 % Not IO
Maximum Zip Code Concentration ($):	0.96% 32541

First Pay Date:			Mar 01, 2003		Oct 01, 2004
Rate Chg Date:			Oct 01, 2004		Sep 01, 2009
Mature Date:			Feb 01, 2033		Sep 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer:	Mortgage Loans	the Cutoff Date	the Cutoff Date
COUNTRYWIDE	324	166,655,088.65	24.37
INMC	434	161,274,779.94	23.58
GMAC	550	155,219,827.86	22.70
GREENPOINT	468	112,600,760.45	16.47
DOWNEY	229	80,946,343.36	11.84
MELLON	12	7,179,750.00	1.05
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 MO LIBOR	7	2,633,850.00	0.39
1 MO LIBOR IO	33	19,188,950.00	2.81
3/1 YR CMT	13	5,365,683.59	0.78
3/1 YR CMT IO	66	23,325,654.26	3.41
3/1 YR LIBOR	75	33,215,828.53	4.86
3/1 YR LIBOR IO	347	164,340,424.52	24.03
3/27 6 MO LIBOR	21	5,028,333.38	0.74
3/27 6 MO LIBOR IO	467	133,768,095.85	19.56
5/1 YR CMT	31	14,333,409.14	2.10
5/1 YR CMT IO	131	51,071,191.91	7.47
5/1 YR LIBOR	84	15,971,701.63	2.34
5/1 YR LIBOR IO	258	63,903,680.24	9.34
5/25 6 MO LIBOR	42	11,162,135.41	1.63
5/25 6 MO LIBOR IO	360	110,767,380.21	16.20
6 MO LIBOR IO	82	29,800,231.59	4.36
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	972	290,526,176.44	42.48
1 YR LIBOR	764	277,431,634.92	40.57
1 YR CMT	241	94,095,938.90	13.76
1 MO LIBOR	40	21,822,800.00	3.19
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
30,887.78 - 100,000.00	109	8,626,045.24	1.26
100,000.01 - 150,000.00	271	34,258,016.74	5.01
150,000.01 - 200,000.00	245	42,986,970.36	6.29
200,000.01 - 250,000.00	195	43,817,869.27	6.41
250,000.01 - 300,000.00	162	44,706,284.43	6.54
300,000.01 - 350,000.00	177	58,027,365.58	8.49
350,000.01 - 400,000.00	229	86,638,623.38	12.67
400,000.01 - 450,000.00	141	60,150,290.56	8.80
450,000.01 - 500,000.00	148	70,789,849.67	10.35
500,000.01 - 550,000.00	73	38,399,983.01	5.62
550,000.01 - 600,000.00	74	42,773,262.23	6.25
600,000.01 - 650,000.00	74	47,015,908.13	6.87
650,000.01 - 700,000.00	18	12,292,051.86	1.80
700,000.01 - 800,000.00	40	29,953,329.11	4.38
800,000.01 - 900,000.00	19	16,487,104.29	2.41
900,000.01 - 1,000,000.00	28	27,409,096.40	4.01
1,000,000.01 - 1,250,000.00	6	6,715,000.00	0.98
1,250,000.01 - 1,500,000.00	5	7,100,000.00	1.04
1,500,000.01 - 1,750,000.00	1	1,637,500.00	0.24
1,750,000.01 - 2,000,000.00	1	1,942,000.00	0.28
2,000,000.01 - 2,150,000.00	1	2,150,000.00	0.31
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	7	2,633,850.00	0.39
2.001 - 2.500	1	456,000.00	0.07
2.501 - 3.000	9	5,231,500.00	0.76
3.001 - 3.500	32	14,000,091.95	2.05
3.501 - 4.000	55	25,352,288.26	3.71
4.001 - 4.500	54	21,135,649.03	3.09
4.501 - 5.000	214	93,260,890.58	13.64
5.001 - 5.500	477	188,670,985.71	27.59
5.501 - 6.000	679	214,157,478.02	31.32
6.001 - 6.500	304	75,068,222.23	10.98
6.501 - 7.000	139	32,068,644.59	4.69
7.001 - 7.500	32	8,418,199.93	1.23
7.501 - 8.000	12	2,691,549.96	0.39
8.001 - 8.250	2	731,200.00	0.11
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	5	3,600,000.00	0.53
1.501 - 2.000	39	15,579,224.03	2.28
2.001 - 2.500	802	296,473,613.67	43.35
2.501 - 3.000	1,158	364,999,141.56	53.37
3.001 - 3.500	12	3,129,571.00	0.46
3.501 - 4.000	1	95,000.00	0.01
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	1	320,000.00	0.05
8.001 - 8.500	1	456,000.00	0.07
8.501 - 9.000	3	1,303,500.00	0.19
9.001 - 9.500	10	1,779,520.00	0.26
9.501 - 10.000	30	10,058,405.66	1.47
10.001 - 10.500	94	32,936,368.97	4.82
10.501 - 11.000	438	150,596,436.42	22.02
11.001 - 11.500	566	202,819,843.51	29.66
11.501 - 12.000	515	175,773,387.70	25.70
12.001 - 12.500	246	79,079,086.94	11.56
12.501 - 13.000	88	20,986,051.11	3.07
13.001 - 14.125	25	7,767,949.95	1.14
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	5	3,600,000.00	0.53
1.501 - 2.000	38	15,179,224.03	2.22
2.001 - 2.500	802	296,161,613.67	43.31
2.501 - 3.000	1,158	365,439,141.56	53.44
3.001 - 3.500	13	3,401,571.00	0.50
3.501 - 4.000	1	95,000.00	0.01
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	74	37,941,040.59	5.55
1	49	14,039,991.00	2.05
2	419	195,552,276.18	28.59
3	144	53,502,763.36	7.82
5	1,329	381,194,502.26	55.74
6	2	1,645,976.87	0.24
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	74	37,941,040.59	5.55
1	939	274,765,935.85	40.18
2	992	363,989,823.82	53.22
5	11	6,122,750.00	0.90
6	1	1,057,000.00	0.15
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	2,017	683,876,550.26	100.00
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	1,796	612,139,048.98	89.51
12	26	16,102,290.57	2.35
36	195	55,635,210.71	8.14
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
337 - 348	1	473,201.89	0.07
349 - 360	2,016	683,403,348.37	99.93
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	40	21,822,800.00	3.19
6	972	290,526,176.44	42.48
12	1,005	371,527,573.82	54.33
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	40	21,822,800.00	3.19
6	82	29,800,231.59	4.36
36	989	365,044,020.13	53.38
60	906	267,209,498.54	39.07
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
10/01/04	40	21,822,800.00	3.19
12/01/04	1	800,000.00	0.12
01/01/05	18	9,962,910.59	1.46
02/01/05	59	18,268,021.00	2.67
03/01/05	4	769,300.00	0.11
02/01/06	1	473,201.89	0.07
02/01/07	1	188,000.00	0.03
03/01/07	1	112,346.72	0.02
04/01/07	4	1,586,376.87	0.23
05/01/07	3	759,115.20	0.11
06/01/07	44	15,520,940.65	2.27
07/01/07	495	153,290,346.28	22.41
08/01/07	432	189,444,530.52	27.70
09/01/07	8	3,669,162.00	0.54
03/01/09	1	329,461.57	0.05
04/01/09	9	1,944,665.54	0.28
05/01/09	17	4,347,732.81	0.64
06/01/09	74	25,399,499.68	3.71
07/01/09	363	109,627,125.94	16.03
08/01/09	426	118,486,513.00	17.33
09/01/09	16	7,074,500.00	1.03
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6.54 - 50.00	57	16,780,984.36	2.45
50.01 - 55.00	37	12,612,214.97	1.84
55.01 - 60.00	39	16,336,294.54	2.39
60.01 - 65.00	78	37,345,304.81	5.46
65.01 - 70.00	140	62,965,229.31	9.21
70.01 - 75.00	205	78,373,930.69	11.46
75.01 - 80.00	1,315	423,915,181.07	61.99
80.01 - 85.00	17	4,001,417.29	0.59
85.01 - 90.00	78	18,342,231.71	2.68
90.01 - 95.00	51	13,203,761.51	1.93
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 640	28	7,958,942.39	1.16
641 - 660	95	28,545,450.26	4.17
661 - 680	170	48,784,615.06	7.13
681 - 700	277	86,899,755.55	12.71
701 - 720	382	126,039,347.51	18.43
721 - 740	333	122,066,849.13	17.85
741 - 760	309	113,236,248.56	16.56
761 - 780	248	90,180,827.62	13.19
781 - 800	147	49,463,876.06	7.23
801 - 816	28	10,700,638.12	1.56
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	273	87,710,941.68	12.83
36	879	320,377,174.63	46.85
60	738	219,619,502.36	32.11
120	127	56,168,931.59	8.21
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	1,345	460,901,765.63	67.40
Cash Out Refinance	376	122,873,825.26	17.97
Rate/Term Refinance	296	100,100,959.37	14.64
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,535	576,721,477.86	84.33
Non-owner	397	76,533,751.77	11.19
Second Home	85	30,621,320.63	4.48
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	548	164,557,787.19	24.06
Reduced Documentation	440	139,136,667.54	20.35
Preferred Documentation	237	122,797,051.65	17.96
Fast Forward	250	88,465,418.39	12.94
Limited Documentation	145	55,921,090.23	8.18
Stated Documentation	204	54,446,438.15	7.96
Alternative Documentation	53	21,491,638.20	3.14
No Documentation	78	18,369,031.64	2.69
Express Documentation	50	16,169,715.17	2.36
No Ratio	12	2,521,712.10	0.37
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,168	410,305,009.18	60.00
Planned Unit Development	457	152,962,780.66	22.37
Condominium	282	82,844,569.11	12.11
Two-to-Four Family	106	35,918,829.54	5.25
Cooperative	1	1,000,000.00	0.15
Townhouse	3	845,361.77	0.12
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	1,796	612,139,048.98	89.51
Has Prepayment Penalty	221	71,737,501.28	10.49
Total	2,017	683,876,550.26	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,047	421,217,733.17	61.59
Nevada	109	30,891,697.57	4.52
Florida	81	30,038,006.45	4.39
Arizona	167	28,481,180.55	4.16

All Others (38) + DC	613	173,247,932.52	25.33
Total	2,017	683,876,550.26	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$51,623,032
Total Original Balance:	$51,624,891
Number Of Loans:	122

			Minimum		Maximum
Average Current Balance:	$423,140		$44,320		$2,150,000
Average Original Amount:	$423,155		$44,320		$2,150,000

Weighted Average Gross Coupon:	3.610%		1.250%		6.250%

Weighted Average Gross Margin:	2.176%		1.250%		3.250%
Weighted Average Max Int Rate:	11.656%		8.500%		12.500%
Weighted Average Min Int Rate:	2.177%		1.250%		3.250%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average First Rate Cap:	1.000%		1.000%		1.000%

Weighted Average Original Ltv:	72.86%		30.30%		95.00%

Weighted Average Credit Score:	736		621		814

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	359	months	357	months	360	months
Weighted Average Seasoning:	1	months	0	months	3	months

Weighted Average Next Rate Reset:	3	months	1	months	6	months
Weighted Average Rate Adj Freq:	4	months	1	months	6	months
Weighted Average First Rate Adj Freq:	4	months	1	months	6	months

Weighted Average Prepay Term:	27	months	12	months	36	months
Weighted Average IO Term:	120	months	120	months	120	months

Top Top State Concentrations ($):	60.07 % California, 9.54 % New Jersey, 8.41 % Connecticut
Top Prepay Penalty Concentrations ($):	70.56 % No Prepayment Penalty, 29.44 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	94.90 % IO, 5.10 % Not IO
Maximum Zip Code Concentration ($):	4.16% 06880

First Pay Date:			Jul 01, 2004		Oct 01, 2004
Rate Chg Date:			Oct 01, 2004		Mar 01, 2005
Mature Date:			Jun 01, 2034		Sep 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer:	Mortgage Loans	the Cutoff Date	the Cutoff Date
GMAC	122	51,623,031.59	100.00
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR IO	82	29,800,231.59	57.73
1 MO LIBOR IO	33	19,188,950.00	37.17
1 MO LIBOR	7	2,633,850.00	5.10
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	82	29,800,231.59	57.73
1 MO LIBOR	40	21,822,800.00	42.27
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
44,320.00 - 100,000.00	2	141,820.00	0.27
100,000.01 - 150,000.00	12	1,545,416.56	2.99
150,000.01 - 200,000.00	12	2,013,600.00	3.90
200,000.01 - 250,000.00	12	2,835,006.00	5.49
250,000.01 - 300,000.00	13	3,530,086.95	6.84
300,000.01 - 350,000.00	15	4,891,100.00	9.47
350,000.01 - 400,000.00	8	3,038,500.00	5.89
400,000.01 - 450,000.00	7	2,981,100.00	5.77
450,000.01 - 500,000.00	7	3,329,200.00	6.45
500,000.01 - 550,000.00	6	3,169,600.00	6.14
550,000.01 - 600,000.00	8	4,705,350.00	9.11
600,000.01 - 650,000.00	7	4,449,852.08	8.62
650,000.01 - 700,000.00	3	2,063,900.00	4.00
700,000.01 - 800,000.00	2	1,600,000.00	3.10
900,000.01 - 1,000,000.00	3	2,994,000.00	5.80
1,000,000.01 - 1,250,000.00	1	1,105,000.00	2.14
1,250,000.01 - 1,500,000.00	1	1,500,000.00	2.91
1,500,000.01 - 1,750,000.00	1	1,637,500.00	3.17
1,750,000.01 - 2,000,000.00	1	1,942,000.00	3.76
2,000,000.01 - 2,150,000.00	1	2,150,000.00	4.16
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	7	2,633,850.00	5.10
2.001 - 2.500	1	456,000.00	0.88
2.501 - 3.000	9	5,231,500.00	10.13
3.001 - 3.500	32	14,000,091.95	27.12
3.501 - 4.000	46	20,880,168.64	40.45
4.001 - 4.500	15	5,410,000.00	10.48
4.501 - 5.000	4	1,092,665.00	2.12
5.001 - 5.500	3	717,450.00	1.39
5.501 - 6.000	3	773,806.00	1.50
6.001 - 6.250	2	427,500.00	0.83
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	5	3,600,000.00	6.97
1.501 - 2.000	39	15,579,224.03	30.18
2.001 - 2.500	52	25,830,136.56	50.04
2.501 - 3.000	14	3,484,100.00	6.75
3.001 - 3.250	12	3,129,571.00	6.06
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	1	320,000.00	0.62
8.001 - 8.500	1	456,000.00	0.88
8.501 - 9.000	3	1,303,500.00	2.53
9.001 - 9.500	10	1,779,520.00	3.45
9.501 - 10.000	18	4,755,850.00	9.21
10.001 - 10.500	8	1,444,000.00	2.80
10.501 - 11.000	10	9,340,215.00	18.09
11.001 - 11.500	3	717,450.00	1.39
11.501 - 12.000	3	773,806.00	1.50
12.001 - 12.500	65	30,732,690.59	59.53
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	5	3,600,000.00	6.97
1.501 - 2.000	38	15,179,224.03	29.40
2.001 - 2.500	53	26,230,136.56	50.81
2.501 - 3.000	14	3,484,100.00	6.75
3.001 - 3.250	12	3,129,571.00	6.06
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	73	37,583,040.59	72.80
1	49	14,039,991.00	27.20
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	73	37,583,040.59	72.80
1	49	14,039,991.00	27.20
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	122	51,623,031.59	100.00
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	93	36,423,844.64	70.56
12	3	5,592,000.00	10.83
36	26	9,607,186.95	18.61
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
357 - 360	122	51,623,031.59	100.00
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	40	21,822,800.00	42.27
6	82	29,800,231.59	57.73
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	40	21,822,800.00	42.27
6	82	29,800,231.59	57.73
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
10/1/2004	40	21,822,800.00	42.27
12/1/2004	1	800,000.00	1.55
1/1/2005	18	9,962,910.59	19.30
2/1/2005	59	18,268,021.00	35.39
3/1/2005	4	769,300.00	1.49
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
30.30 - 50.00	3	2,000,000.00	3.87
50.01 - 55.00	3	1,644,702.08	3.19
55.01 - 60.00	1	575,000.00	1.11
60.01 - 65.00	8	6,259,516.56	12.13
65.01 - 70.00	14	8,580,200.00	16.62
70.01 - 75.00	19	7,145,471.95	13.84
75.01 - 80.00	59	21,938,170.00	42.50
80.01 - 85.00	2	434,415.00	0.84
85.01 - 90.00	4	987,800.00	1.91
90.01 - 95.00	9	2,057,756.00	3.99
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 640	5	1,174,171.00	2.27
641 - 660	5	1,105,000.00	2.14
661 - 680	7	2,278,700.00	4.41
681 - 700	11	5,525,172.08	10.70
701 - 720	24	7,810,166.56	15.13
721 - 740	15	8,583,250.00	16.63
741 - 760	24	10,405,450.00	20.16
761 - 780	17	7,177,971.95	13.90
781 - 800	12	5,873,250.00	11.38
801 - 814	2	1,689,900.00	3.27
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	7	2,633,850.00	5.10
120	115	48,989,181.59	94.90
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	62	26,882,743.08	52.08
Cash Out Refinance	37	12,674,450.00	24.55
Rate/Term Refinance	23	12,065,838.51	23.37
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	114	47,750,029.51	92.50
Second Home	3	2,232,000.00	4.32
Non-owner	5	1,641,002.08	3.18
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	62	24,588,516.59	47.63
Reduced Documentation	41	20,274,150.00	39.27
Stated Documentation	12	3,117,450.00	6.04
Limited Documentation	1	2,150,000.00	4.16
No Documentation	3	802,000.00	1.55
No Ratio	3	690,915.00	1.34
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	84	37,623,387.56	72.88
Planned Unit Development	17	5,204,750.00	10.08
Two-to-Four Family	6	3,930,702.08	7.61
Condominium	14	3,864,191.95	7.49
Cooperative	1	1,000,000.00	1.94
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	93	36,423,844.64	70.56
Has Prepayment Penalty	29	15,199,186.95	29.44
Total	122	51,623,031.59	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	65	31,008,774.03	60.07
New Jersey	14	4,924,606.00	9.54
Connecticut	3	4,340,000.00	8.41
Georgia	15	3,996,600.00	7.74
Florida	5	1,556,700.00	3.02

All Others (13)	20	5,796,351.56	11.23
Total	122	51,623,031.59	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$365,044,020
Total Original Balance:	$365,338,584
Number Of Loans:	989

			Minimum		Maximum
Average Current Balance:	$369,104		$30,888		$1,500,000
Average Original Amount:	$369,402		$31,000		$1,500,000

Weighted Average Gross Coupon:	5.526%		3.750%		8.125%

Weighted Average Gross Margin:	2.488%		2.250%		3.000%
Weighted Average Max Int Rate:	11.525%		9.750%		14.125%
Weighted Average Min Int Rate:	2.489%		2.250%		3.000%
Weighted Average Periodic Rate Cap:	1.631%		1.000%		6.000%
Weighted Average First Rate Cap:	3.102%		2.000%		6.000%

Weighted Average Original Ltv:	76.73%		7.56%		95.00%

Weighted Average Credit Score:	728		623		816

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	341	months	360	months
Weighted Average Seasoning:	2	months	0	months	19	months

Weighted Average Next Rate Reset:	34	months	17	months	36	months
Weighted Average Rate Adj Freq:	10	months	6	months	12	months
Weighted Average First Rate Adj Freq:	36	months	36	months	36	months

Weighted Average Prepay Term:	34	months	12	months	36	months
Weighted Average IO Term:	36	months	36	months	120	months

Top Top State Concentrations ($):	57.58 % California, 6.29 % Nevada, 6.28 % Florida
Top Prepay Penalty Concentrations ($):	92.98 % No Prepayment Penalty, 7.02 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	88.05 % IO, 11.95 % Not IO
Maximum Zip Code Concentration ($):	1.76% 32541

First Pay Date:			Mar 01, 2003		Oct 01, 2004
Rate Chg Date:			Feb 01, 2006		Sep 01, 2007
Mature Date:			Feb 01, 2033		Sep 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer:	Mortgage Loans	the Cutoff Date	the Cutoff Date
COUNTRYWIDE	324	166,655,088.65	45.65
GREENPOINT	324	80,170,333.33	21.96
INMC	144	53,502,763.36	14.66
DOWNEY	99	33,814,670.39	9.26
GMAC	97	29,844,164.40	8.18
MELLON	1	1,057,000.00	0.29
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3/1 YR LIBOR IO	347	164,340,424.52	45.02
3/27 6 MO LIBOR IO	467	133,768,095.85	36.64
3/1 YR LIBOR	75	33,215,828.53	9.10
3/1 YR CMT IO	66	23,325,654.26	6.39
3/1 YR CMT	13	5,365,683.59	1.47
3/27 6 MO LIBOR	21	5,028,333.38	1.38
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR	422	197,556,253.05	54.12
6 MO LIBOR	488	138,796,429.23	38.02
1 YR CMT	79	28,691,337.85	7.86
Total	989	365,044,020.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
30,887.78 - 100,000.00	52	4,072,973.67	1.12
100,000.01 - 150,000.00	96	12,011,978.36	3.29
150,000.01 - 200,000.00	95	16,779,743.96	4.60
200,000.01 - 250,000.00	78	17,339,323.19	4.75
250,000.01 - 300,000.00	63	17,504,837.81	4.80
300,000.01 - 350,000.00	84	27,652,844.38	7.58
350,000.01 - 400,000.00	149	56,374,762.66	15.44
400,000.01 - 450,000.00	81	34,508,635.72	9.45
450,000.01 - 500,000.00	93	44,338,050.32	12.15
500,000.01 - 550,000.00	34	17,831,943.84	4.88
550,000.01 - 600,000.00	44	25,279,651.79	6.93
600,000.01 - 650,000.00	49	31,151,419.31	8.53
650,000.01 - 700,000.00	10	6,783,401.87	1.86
700,000.01 - 800,000.00	26	19,392,713.29	5.31
800,000.01 - 900,000.00	13	11,364,667.94	3.11
900,000.01 - 1,000,000.00	18	17,617,072.02	4.83
1,000,000.01 - 1,250,000.00	2	2,240,000.00	0.61
1,250,000.01 - 1,500,000.00	2	2,800,000.00	0.77
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.750 - 4.000	8	4,301,052.63	1.18
4.001 - 4.500	23	11,159,915.34	3.06
4.501 - 5.000	167	76,050,412.75	20.83
5.001 - 5.500	283	115,524,709.15	31.65
5.501 - 6.000	259	90,546,247.33	24.80
6.001 - 6.500	146	40,232,852.38	11.02
6.501 - 7.000	79	19,732,880.60	5.41
7.001 - 7.500	18	5,270,149.96	1.44
7.501 - 8.000	5	1,766,599.99	0.48
8.001 - 8.125	1	459,200.00	0.13
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	410	191,650,095.24	52.50
2.501 - 3.000	579	173,393,924.89	47.50
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.750 - 10.000	8	4,301,052.63	1.18
10.001 - 10.500	24	11,637,815.34	3.19
10.501 - 11.000	166	75,577,210.86	20.70
11.001 - 11.500	283	115,520,011.04	31.65
11.501 - 12.000	259	90,546,247.33	24.80
12.001 - 12.500	146	40,232,852.38	11.02
12.501 - 13.000	79	19,732,880.60	5.41
13.001 - 14.125	24	7,495,949.95	2.05
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	409	190,938,095.24	52.31
2.501 - 3.000	580	174,105,924.89	47.69
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	1	358,000.00	0.10
2	419	195,552,276.18	53.57
3	144	53,502,763.36	14.66
5	423	113,985,003.72	31.23
6	2	1,645,976.87	0.45
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	1	358,000.00	0.10
1	488	138,796,429.23	38.02
2	499	224,832,590.90	61.59
6	1	1,057,000.00	0.29
Total	989	365,044,020.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	989	365,044,020.13	100.00
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	889	339,411,719.68	92.98
12	4	1,746,954.28	0.48
36	96	23,885,346.17	6.54
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
341 - 348	1	473,201.89	0.13
349 - 360	988	364,570,818.24	99.87
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	488	138,796,429.23	38.02
12	501	226,247,590.90	61.98
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
36	989	365,044,020.13	100.00
Total	989	365,044,020.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/1/2006	1	473,201.89	0.13
2/1/2007	1	188,000.00	0.05
3/1/2007	1	112,346.72	0.03
4/1/2007	4	1,586,376.87	0.43
5/1/2007	3	759,115.20	0.21
6/1/2007	44	15,520,940.65	4.25
7/1/2007	495	153,290,346.28	41.99
8/1/2007	432	189,444,530.52	51.90
9/1/2007	8	3,669,162.00	1.01
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.56 - 50.00	22	5,921,394.10	1.62
50.01 - 55.00	11	3,568,669.73	0.98
55.01 - 60.00	17	7,028,288.04	1.93
60.01 - 65.00	30	16,408,961.53	4.50
65.01 - 70.00	68	30,414,429.50	8.33
70.01 - 75.00	90	37,476,980.90	10.27
75.01 - 80.00	682	244,700,734.78	67.03
80.01 - 85.00	6	1,655,280.00	0.45
85.01 - 90.00	39	10,656,682.03	2.92
90.01 - 95.00	24	7,212,599.52	1.98
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
623 - 640	8	1,589,121.30	0.44
641 - 660	47	14,667,772.85	4.02
661 - 680	75	24,024,852.22	6.58
681 - 700	132	44,683,193.53	12.24
701 - 720	190	69,204,201.20	18.96
721 - 740	177	69,442,039.51	19.02
741 - 760	158	60,762,828.95	16.65
761 - 780	127	50,706,613.86	13.89
781 - 800	63	24,649,196.71	6.75
801 - 816	12	5,314,200.00	1.46
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	109	43,609,845.50	11.95
36	879	320,377,174.63	87.76
120	1	1,057,000.00	0.29
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	701	267,443,157.45	73.26
Cash Out Refinance	149	50,242,388.97	13.76
Rate/Term Refinance	139	47,358,473.71	12.97
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	703	294,357,122.50	80.64
Non-owner	235	49,216,294.30	13.48
Second Home	51	21,470,603.33	5.88
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Preferred Documentation	237	122,797,051.65	33.64
Reduced Documentation	265	76,742,058.73	21.02
Full Documentation	211	68,224,649.15	18.69
Fast Forward	74	25,828,145.31	7.08
Limited Documentation	59	21,929,025.39	6.01
Stated Documentation	52	17,505,284.46	4.80
Alternative Documentation	37	16,162,906.77	4.43
Express Documentation	27	8,577,349.38	2.35
No Documentation	26	6,753,549.29	1.85
No Ratio	1	524,000.00	0.14
Total	989	365,044,020.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	552	209,694,098.42	57.44
Planned Unit Development	228	86,574,685.80	23.72
Condominium	139	45,561,370.91	12.48
Two-to-Four Family	68	22,973,922.23	6.29
Townhouse	2	239,942.77	0.07
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	889	339,411,719.68	92.98
Has Prepayment Penalty	100	25,632,300.45	7.02
Total	989	365,044,020.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	495	210,184,499.27	57.58
Nevada	72	22,956,624.74	6.29
Florida	52	22,933,311.48	6.28
Massachusetts	27	11,910,501.46	3.26

All Others (33) + DC	343	97,059,083.18	26.59
Total	989	365,044,020.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$148,442,215
Total Original Balance:	$148,581,551
Number Of Loans:	292

			Minimum		Maximum
Average Current Balance:	$508,364		$335,920		$1,500,000
Average Original Amount:	$508,841		$335,920		$1,500,000

Weighted Average Gross Coupon:	5.645%		4.250%		7.500%

Weighted Average Gross Margin:	2.666%		2.250%		2.750%
Weighted Average Max Int Rate:	11.384%		10.000%		12.500%
Weighted Average Min Int Rate:	2.666%		2.250%		2.750%
Weighted Average Periodic Rate Cap:	1.642%		1.000%		5.000%
Weighted Average First Rate Cap:	5.000%		5.000%		5.000%

Weighted Average Original Ltv:	73.45%		20.93%		95.00%

Weighted Average Credit Score:	726		623		816

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	355	months	360	months
Weighted Average Seasoning:	2	months	0	months	5	months

Weighted Average Next Rate Reset:	58	months	55	months	60	months
Weighted Average Rate Adj Freq:	9	months	6	months	12	months
Weighted Average First Rate Adj Freq:	60	months	60	months	60	months

Weighted Average Prepay Term:	28	months	12	months	36	months
Weighted Average IO Term:	63	months	60	months	120	months

Top Top State Concentrations ($):	82.61 % California, 2.43 % New York, 2.14 % Colorado
Top Prepay Penalty Concentrations ($):	86.05 % No Prepayment Penalty, 13.95 % Has Prepayment Penalty
Top Interest Only Concentrations ($):	85.34 % IO, 14.66 % Not IO
Maximum Zip Code Concentration ($):	1.37% 91302

First Pay Date:			May 01, 2004		Oct 01, 2004
Rate Chg Date:			Apr 01, 2009		Sep 01, 2009
Mature Date:			Apr 01, 2034		Sep 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer:	Mortgage Loans	the Cutoff Date	the Cutoff Date
INMC	153	77,479,899.71	52.20
DOWNEY	63	32,277,343.26	21.74
GMAC	43	20,573,188.81	13.86
GREENPOINT	25	12,819,033.28	8.64
MELLON	8	5,292,750.00	3.57
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/25 6 MO LIBOR IO	121	63,889,822.59	43.04
5/1 YR CMT IO	80	39,584,971.59	26.67
5/1 YR LIBOR IO	47	23,198,970.00	15.63
5/1 YR CMT	29	14,026,585.06	9.45
5/25 6 MO LIBOR	11	5,074,897.01	3.42
5/1 YR LIBOR	4	2,666,968.81	1.80
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	132	68,964,719.60	46.46
1 YR CMT	109	53,611,556.65	36.12
1 YR LIBOR	51	25,865,938.81	17.42
Total	292	148,442,215.06	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
335,920.00 - 350,000.00	17	5,803,537.25	3.91
350,000.01 - 400,000.00	68	25,658,360.73	17.29
400,000.01 - 450,000.00	52	22,240,554.84	14.98
450,000.01 - 500,000.00	47	22,642,599.35	15.25
500,000.01 - 550,000.00	33	17,398,439.17	11.72
550,000.01 - 600,000.00	22	12,788,260.44	8.61
600,000.01 - 650,000.00	18	11,414,636.74	7.69
650,000.01 - 700,000.00	5	3,444,749.99	2.32
700,000.01 - 800,000.00	12	8,960,615.82	6.04
800,000.01 - 900,000.00	6	5,122,436.35	3.45
900,000.01 - 1,000,000.00	7	6,798,024.38	4.58
1,000,000.01 - 1,250,000.00	3	3,370,000.00	2.27
1,250,000.01 - 1,500,000.00	2	2,800,000.00	1.89
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.250 - 4.500	2	1,307,500.00	0.88
4.501 - 5.000	22	11,462,871.42	7.72
5.001 - 5.500	103	52,735,095.38	35.53
5.501 - 6.000	128	65,468,341.23	44.10
6.001 - 6.500	27	12,344,807.06	8.32
6.501 - 7.000	7	3,698,399.98	2.49
7.001 - 7.500	3	1,425,199.99	0.96
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	49	24,983,938.81	16.83
2.501 - 2.750	243	123,458,276.25	83.17
Total	292	148,442,215.06	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.000 - 10.000	1	350,000.00	0.24
10.001 - 10.500	15	9,550,500.00	6.43
10.501 - 11.000	51	26,240,560.23	17.68
11.001 - 11.500	112	54,332,778.69	36.60
11.501 - 12.000	105	54,039,052.40	36.40
12.001 - 12.500	8	3,929,323.74	2.65
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	49	24,983,938.81	16.83
2.501 - 2.750	243	123,458,276.25	83.17
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5	292	148,442,215.06	100.00
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	132	68,964,719.60	46.46
2	152	74,184,745.46	49.98
5	8	5,292,750.00	3.57
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	292	148,442,215.06	100.00
Total	292	148,442,215.06	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	255	127,739,325.49	86.05
12	12	7,007,233.49	4.72
36	25	13,695,656.08	9.23
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
355 - 360	292	148,442,215.06	100.00
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	132	68,964,719.60	46.46
12	160	79,477,495.46	53.54
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	292	148,442,215.06	100.00
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
4/1/2009	1	385,400.00	0.26
5/1/2009	2	1,063,533.46	0.72
6/1/2009	27	15,434,415.35	10.40
7/1/2009	128	65,474,519.20	44.11
8/1/2009	122	60,132,847.05	40.51
9/1/2009	12	5,951,500.00	4.01
Total	292	148,442,215.06	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
20.93 - 50.00	8	4,769,999.99	3.21
50.01 - 55.00	9	4,207,215.83	2.83
55.01 - 60.00	9	5,996,000.00	4.04
60.01 - 65.00	17	9,965,474.12	6.71
65.01 - 70.00	32	18,600,552.37	12.53
70.01 - 75.00	46	22,390,812.14	15.08
75.01 - 80.00	166	80,424,470.61	54.18
80.01 - 85.00	1	344,250.00	0.23
85.01 - 90.00	2	737,390.00	0.50
90.01 - 95.00	2	1,006,050.00	0.68
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
623 - 640	9	4,072,248.71	2.74
641 - 660	12	6,308,384.55	4.25
661 - 680	21	10,335,481.13	6.96
681 - 700	32	15,834,362.50	10.67
701 - 720	58	28,164,771.61	18.97
721 - 740	52	27,049,053.43	18.22
741 - 760	47	26,247,371.97	17.68
761 - 780	36	18,856,197.18	12.70
781 - 800	20	9,370,693.98	6.31
801 - 816	5	2,203,650.00	1.48
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	44	21,768,450.88	14.66
60	240	121,381,014.18	81.77
120	8	5,292,750.00	3.57
Total	292	148,442,215.06	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	176	90,499,339.58	60.97
Cash Out Refinance	70	33,747,611.93	22.73
Rate/Term Refinance	46	24,195,263.55	16.30
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	282	144,460,731.73	97.32
Non-owner	7	2,616,483.33	1.76
Second Home	3	1,365,000.00	0.92
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fast Forward	87	43,096,662.26	29.03
Full Documentation	66	33,290,723.06	22.43
Reduced Documentation	49	27,156,008.41	18.29
Limited Documentation	45	22,775,338.07	15.34
Stated Documentation	25	11,465,546.10	7.72
Express Documentation	9	4,826,437.16	3.25
Alternative Documentation	6	3,447,500.00	2.32
No Documentation	5	2,384,000.00	1.61
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	185	97,240,682.80	65.51
Planned Unit Development	67	33,679,559.43	22.69
Condominium	34	14,136,970.51	9.52
Two-to-Four Family	5	2,779,583.32	1.87
Townhouse	1	605,419.00	0.41
Total	292	148,442,215.06	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	255	127,739,325.49	86.05
Has Prepayment Penalty	37	20,702,889.57	13.95
Total	292	148,442,215.06	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	239	122,630,316.70	82.61

All Others (21)	53	25,811,898.36	17.39
Total	292	148,442,215.06	100.00